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                                                                  Exhibit (5)(a)

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                                                                                             Annuities Service Center
                                                                                             Financial Professionals:
                                                                                             1-800-513-0805
                                                                                             Fax 1-800-576-1217
                                                                                             www.prudentialannuities.com
[LOGO OF PRUDENTIAL]
                                                                                             Regular Mail Delivery
Prudential                                                                                   Annuities Service Center
PREMIER(R) RETIREMENT                                                                        P.O. Box 7960
VARIABLE ANNUITY APPLICATION FORM                                                            Philadelphia, PA 19176

Annuities are issued by Pruco Life Insurance Company                                         Overnight Service, Certified or
                                                                                             Registered Mail Delivery
                                                                                             Prudential Annuities Service Center
                                                                                             2101 Welsh Road
                                                                                             Dresher, PA 19025

SECTION 1 . OWNERSHIP INFORMATION

A. TYPE OF OWNERSHIP

[_] Individual   [_] Custodian   [_] UTMA/UGMA   [_] Trust*   [_] Corporation*   [_] Other*                 |__________________|

*    If the Owner is a Trust,  Corporation or other entity you must complete and submit the Certificate of Entity form with this application.

B. OWNER

  Name (First, Middle, Last, or Trust/Entity)         [_] Male [_] Female     Birth Date (Mo/Day/Yr)          SSN/TIN
|___________________________________________________________________________|______/___/______________|     |__________________|

  Street Address                                        City                              State                ZIP
|_____________________________________________________|_________________________________|__________________| |_________________|

Telephone Number |_____________________________|

[_] U.S. Citizen   [_] Resident Alien/Citizen of: |____________________________________________________________________________|

[_] Non-Resident Alien/Citizen of: |_______________________________________________| (Submit IRS Form W-8 (BEN, ECI, EXP or IMY)

C. CO-OWNER - NOT AVAILABLE FOR ENTITY-OWNED ANNUITIES OR QUALIFIED ANNUITIES.

[_] Check here to designate the Co-Owners as each other's Primary Beneficiary.

  Name (First, Middle, Last)                          [_] Male [_]Female      Birth Date (Mo/Day/Yr)          SSN/TIN
|___________________________________________________________________________|______/___/______________|     |__________________|

  Street Address                                        City                              State                ZIP
|_____________________________________________________|_________________________________|__________________| |_________________|

[_] U.S. Citizen   [_] Resident Alien/Citizen of: |____________________________________________________________________________|

[_] Non-Resident Alien/Citizen of: |_______________________________________________| (Submit IRS Form W-8 (BEN, ECI, EXP or IMY)

Relationship to Owner: |____________________________________________________________________________|

D. ANNUITANT - COMPLETE THIS SECTION IF THE ANNUITANT IS NOT THE OWNER.

  Name (First, Middle, Last)                          [_] Male [_] Female     Birth Date (Mo/Day/Yr)          SSN/TIN
|___________________________________________________________________________|______/___/______________|     |__________________|

  Street Address                                        City                              State                ZIP
|_____________________________________________________|_________________________________|__________________| |_________________|

[_] U.S. Citizen   [_] Resident Alien/Citizen of: |____________________________________________________________________________|

[_] Non-Resident Alien/Citizen of: |_______________________________________________| (Submit IRS Form W-8 (BEN, ECI, EXP or IMY)

________________________________________________________________________________________________________________________________

                                     Networking No.                   Annuity No. (If established)
FOR BROKER/DEALER USE ONLY         |____________________________|   |__________________________________________________________|


PRVA-APP(5/11)                                                                                            ORD 203732 page 1 of 8
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SECTION 2 . BENEFICIARY INFORMATION

     .    For Custodial IRA contracts, the Custodian must be listed as the Beneficiary.

     .    For Qualified contracts (Profit Sharing Plan, 401(k), etc.) other than an IRA or SEP-IRA, the Plan must be listed as the Beneficiary.

Indicate classifications of each Beneficiary. Percentage of benefit for all Primary Beneficiaries must total 100%. Percentage of benefit for all Contingent Beneficiaries must total 100%. If the Co-Owners have been chosen as each other's Primary
Beneficiary, then only Contingent Beneficiaries may be designated below.
________________________________________________________________________________________________________________________________

Name (First, Middle, Last)                                                             Birth Date (Mo/Day/Yr)
|____________________________________________________________________________________|______/___/______________________________|

[_] Primary      Relationship                                     SSN/TIN                                      Percentage
[_] Contingent                                                                                                                %
               |________________________________________________|__________________________________________| __________________|

Name (First, Middle, Last)                                                             Birth Date (Mo/Day/Yr)
|____________________________________________________________________________________|______/___/______________________________|

[_] Primary      Relationship                                     SSN/TIN                                      Percentage
[_] Contingent                                                                                                                %
               |________________________________________________|__________________________________________| __________________|

Name (First, Middle, Last)                                                            Birth Date (Mo/Day/Yr)
|____________________________________________________________________________________|______/___/______________________________|

[_] Primary      Relationship                                     SSN/TIN                                      Percentage
[_] Contingent                                                                                                                %
               |________________________________________________|__________________________________________| __________________|

SECTION 3 . ANNUITY INFORMATION
A. EXISTING ANNUITY OR LIFE INSURANCE COVERAGE

     1.   DO YOU HAVE ANY EXISTING ANNUITY OR LIFE INSURANCE CONTRACTS? [_] YES [_] NO

          If yes, a State Replacement Form is required for NAIC model regulation states.

     2.   WILL THE ANNUITY BEING APPLIED FOR REPLACE (IN WHOLE OR IN PART) ONE OR MORE EXISTING ANNUITY OR LIFE INSURANCE
          CONTRACTS? [_] YES [_] NO

          If yes, complete the following and submit a State Replacement Form, if required.

  Company Name                                   Policy or Annuity Number                   Year Issued
|______________________________________________|__________________________________________|____________________________________|

Use Section 7 of this Application to specify additional coverage.

B. TYPE OF CONTRACT BEING REQUESTED

[_] Non-Qualified   [_] SEP-IRA*   [_] Roth 401(k)*   [_] 457(b)*(gov't. entity)      [_] 401*(Plan Year)    |_________________|

[_] IRA             [_] Roth IRA   [_] 403(b)*        [_] 457(b)*(501(c) tax-exempt)  [_] Other              |_________________|


*    The following information is required if the contract being requested is an employer plan.

  Employer Plan No. (if available)                              Employer Plan Phone No.
|_____________________________________________________________|________________________________________________________________|

  Employer Plan Name                                            Employer Plan Contact Name
|_____________________________________________________________|________________________________________________________________|

  Street Address                                        City                              State                ZIP
|_____________________________________________________|_________________________________|__________________ |__________________|


PRVA-APP(5/11)                                                                                            ORD 203732 PAGE 2 OF 8
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SECTION 3 . ANNUITY INFORMATION (CONTINUED)

C. PURCHASE PAYMENTS

MAKE ALL CHECKS PAYABLE TO PRUCO LIFE INSURANCE COMPANY. Purchase Payment amounts may be restricted by Pruco Life; please see your prospectus for details.
________________________________________________________________________________________________________________________________

QUALIFIED CONTRACT PAYMENT TYPE                                        NON-QUALIFIED CONTRACT PAYMENT TYPE

Indicate type of initial estimated payment(s).                         Indicate type of initial estimated payment(s).

[_] Transfer...........  $ [____________]                              [_] 1035 Exchange..................  $ [____________]
[_] Rollover...........  $ [____________]                              [_] Amount Enclosed................  $ [____________]
[_] Direct Rollover....  $ [____________]                              [_] CD Transfer or Mutual Fund
[_] IRA / Roth IRA                                                         Redemption.....................  $ [____________]
    Contribution.......  $ [____________] for tax year [____________]

If no year is indicated, contribution defaults to current tax year.

D. OPTIONAL BENEFITS

RIDERS MAY NOT BE AVAILABLE IN ALL STATES OR MAY VARY. IF ELECTED, ADDITIONAL CHARGES, AGE AND INVESTMENT RESTRICTIONS MAY
APPLY.

PLEASE SEE THE PROSPECTUS FOR FULL DETAILS.

LIVING BENEFITS (ONLY ONE MAY BE CHOSEN.)

Income Benefits

[_] Highest Daily Lifetime(R) Income
[_] Spousal Highest Daily Lifetime(R) Income

SECTION 4 . INVESTMENT SELECTION NOTE: ALL ELECTIONS MUST BE IN WHOLE PERCENTAGES, NOT DOLLARS

A. 6 OR 12 MONTH DOLLAR COST AVERAGING (DCA) PROGRAM - PLEASE SEE THE PROSPECTUS FOR DETAILS ON THIS PROGRAM.

If not enrolling in 6 or 12 Month DCA, proceed to Section 4B.

If enrolling in 6 or 12 Month DCA, check the applicable box and proceed to Section 4B to select the Portfolios to which your
DCA transfers will be allocated.

You may not participate in both the 6 and 12 Month DCA at the same time.

6 OR 12 MONTH DCA MAY NOT BE AVAILABLE IN ALL STATES.

[_] 6 Month DCA [____________] % of purchase payments OR [_] 12 Month DCA [____________] % of purchase payments

If you choose to allocate less than 100% of your purchase payment to the 6 or 12 month DCA program, the remaining percentage of your purchase payment will be allocated to the investments you select in Section 4B.


PRVA-APP(5/11)                                                                                            ORD 203732 PAGE 3 OF 8
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SECTION 4 . INVESTMENT SELECTION NOTE: ALL ELECTIONS MUST BE IN WHOLE PERCENTAGES, NOT DOLLARS (CONTINUED)

B. INVESTMENT ALLOCATIONS

IF YOU ARE ELECTING AN OPTIONAL LIVING BENEFIT IN SECTION 3D, you must choose from ONE of the following three options:

     1.   PRUDENTIAL PORTFOLIO COMBINATIONS: You may pick ONE of the Prudential Portfolio Combinations in Box 1; OR

     2.   ASSET ALLOCATION PORTFOLIOS: Indicate the percent of your investment for each Asset Allocation Portfolio. Allocations made among these portfolios must total 100% (BOX 2); OR

     3.   CUSTOM PORTFOLIOS PROGRAM: You must allocate at least 30% among the individual portfolios listed in BOX 3 and the remaining percentage among the individual portfolios listed in BOX 2 and BOX 4 in any percent combinations. The Custom
          Portfolios Program will automatically be rebalanced quarterly to the allocations selected.

IF YOU ARE NOT ELECTING AN OPTIONAL LIVING BENEFIT, you may pick one of the Prudential Portfolio Combinations in Box 1; OR allocate among any of the portfolios listed in BOXES 2, 3, or 4 in any percentage combination totaling 100%.

AUTOMATIC REBALANCING - AVAILABLE FOR OPTIONS 1 OR 2 ABOVE OR IF YOU ARE NOT ELECTING AN OPTIONAL LIVING BENEFIT

[_] Check here if you would like the below percentages to rebalance. Indicate the day of the month and frequency.

    Day of the Month (1st - 28th) __________ Rebalancing Frequency: [_] Monthly [_] Quarterly [_] Semi-Annually [_] Annually

BOX 1 PRUDENTIAL PORTFOLIO COMBINATIONS

[_] COMBINATION 1                            [_] COMBINATION 2                            [_] COMBINATION 3
50% AST Capital Growth Asset Allocation      20% Franklin Templeton VIP Founding Funds    30% AST Horizon Growth Asset Allocation
30% Franklin Templeton VIP Founding Funds    Allocation Fund                              25% AST Academic Strategies Asset
Allocation Fund                              20% AST FI Pyramis(R) Asset Allocation       Allocation
20% AST First Trust Capital Appreciation     20% AST CLS Growth Asset Allocation          25% AST Schroders Multi-Asset World
Target                                       20% AST First Trust Capital Appreciation     Strategies
                                             Target                                       20% AST Wellington Management Hedged
                                             20% AST Advanced Strategies                  Equity

[_] COMBINATION 4                            [_] COMBINATION 5                            [_] COMBINATION 6
35% AST Balanced Asset Allocation            40% AST T. Rowe Price Asset Allocation       30% AST Horizon Moderate Asset Allocation
35% AST T. Rowe Price Asset Allocation       15% AST CLS Moderate Asset Allocation        25% AST Academic Strategies Asset
30% AST First Trust Balanced Target          15% AST First Trust Balanced Target          Allocation
                                             30% AST Advanced Strategies                  25% AST Schroders Multi-Asset World
                                                                                          Strategies
                                                                                          20% AST BlackRock Global Strategies

[_] COMBINATION 7                            [_] COMBINATION 8                            [_] COMBINATION 9
20% AST T. Rowe Price Asset Allocation       60% AST Preservation Asset Allocation        25% AST Preservation Asset Allocation
80% AST Preservation Asset Allocation        40% AST J.P. Morgan Strategic                75% AST J.P. Morgan Strategic
                                             Opportunities                                Opportunities

Over time, the percentage that each Asset Allocation Portfolio you are invested in represents to your Account Value may vary from the original allocation percentage within the Prudential Portfolio Combination you selected. We will not automatically rebalance your variable Account Value to stay consistent with that original allocation, unless you specifically direct us to do so in the AUTOMATIC REBALANCING section above. In providing these Portfolio Combinations, we are not providing investment advice. You and your Financial Professional are responsible for determining which Portfolio Combinations or Sub-account(s) are best for you.

BOX 2 ASSET ALLOCATION PORTFOLIOS %

TRADITIONAL                                  TACTICAL                                     ALTERNATIVE
[____] AST Balanced Asset Allocation         [____] AST CLS Growth Asset Allocation       [____] AST Academic Strategies Asset
[____] AST Capital Growth Asset Allocation   [____] AST CLS Moderate Asset Allocation     Allocation
[____] AST FI Pyramis(R) Asset Allocation    [____] AST Horizon Growth Asset Allocation   [____] AST Advanced Strategies
[____] AST Preservation Asset Allocation     [____] AST Horizon Moderate Asset            [____] AST BlackRock Global Strategies
[____] AST T. Rowe Price Asset Allocation    Allocation                                   [____] AST J.P. Morgan Strategic
[____] Franklin Templeton VIP Founding                                                    Opportunities
Funds Allocation Fund                        QUANTITATIVE                                 [____] AST Schroders Multi-Asset World
                                                                                          Strategies
                                             [____] AST First Trust Balanced Target       [____] AST Wellington Management Hedged
                                             [____] AST First Trust Capital               Equity
                                             Appreciation Target                                                BOX 2 TOTAL [____] %

BOX 3 BOND PORTFOLIOS %

[____] AST Lord Abbett Core Fixed Income     [____] AST Western Asset Core Plus Bond
[____] AST PIMCO Total Return Bond                                                                              BOX 3 TOTAL [____] %

                                                                                                                         (Continued)


PRVA-APP(5/11)                                                                                                ORD 203732 PAGE 4 OF 8
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SECTION 4 . INVESTMENT SELECTION NOTE: ALL ELECTIONS MUST BE IN WHOLE PERCENTAGES, NOT DOLLARS
(CONTINUED)

BOX 4 ADDITIONAL PORTFOLIOS %

LARGE-CAP GROWTH                             MID-CAP GROWTH                               INTERNATIONAL EQUITY
[____] AST Goldman Sachs Concentrated        [____] AST Goldman Sachs Mid-Cap Growth      [____] AST International Growth
       Growth                                [____] AST Neuberger Berman Mid-Cap Growth   [____] AST International Value
[____] AST Jennison Large-Cap Growth                                                      [____] AST JP Morgan International Equity
[____] AST Marsico Capital Growth            MID-CAP VALUE                                [____] AST MFS Global Equity
[____] AST MFS Growth                        [____] AST Mid-Cap Value                     [____] AST Parametric Emerging Markets
[____] AST T. Rowe Price Large-Cap Growth    [____] AST Neuberger Berman / LSV Mid-Cap           Equity
                                                    Value
LARGE-CAP BLEND                                                                           SPECIALTY PORTFOLIO
[____] AST QMA US Equity Alpha               FIXED INCOME                                 [____] AST Cohen & Steers Realty
                                             [____] AST High Yield                        [____] AST Global Real Estate
LARGE-CAP VALUE                              [____] AST Money Market                      [____] AST T. Rowe Price Natural Resources
[____] AST AllianceBernstein Core Value      [____] AST PIMCO Limited Maturity Bond
[____] AST American Century Income &         [____] AST T. Rowe Price Global Bond
       Growth
[____] AST BlackRock Value                   SMALL-CAP GROWTH
[____] AST Goldman Sachs Large-Cap Value     [____] AST Federated Aggressive Growth
[____] AST Jennison Large-Cap Value          [____] AST Small-Cap Growth
[____] AST Large-Cap Value
                                             SMALL-CAP VALUE
                                             [____] AST Goldman Sachs Small-Cap Value
                                             [____] AST Small-Cap Value                                         BOX 4 TOTAL [____] %

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                                                                                                    CUMULATIVE (TOTAL 100%) [____] %

SECTION 5 . E-DOCUMENTS

[_] By checking, providing my e-mail address below and signing Section 9, I consent to accept documents electronically for my variable annuity. E-mail notifications will be provided indicating that documents are available and will include instructions on how to quickly and easily access them on-line.

I understand that I will receive documents including but not limited to: statements, confirmations, privacy notices and prospectuses electronically, if available, until I notify Prudential that I am revoking my consent at which time I will begin receiving paper documents by mail. I also understand there are no fees charged by Prudential for the e-Documents service or for paper documents. See your Internet Service Provider for any other access fees that may apply.

E-mail Address |___________________________________________________________________________________________________________________|

SECTION 6 . FINANCIAL PROFESSIONAL AUTHORIZATION

IF NOT CHECKED we will assume that your answers are "YES" (except in Nevada and Utah, where we will assume your answer is "NO") to
Perform Contract Maintenance and Provide Investment/Allocation Instructions. For definitions, see Definitions and Disclosures.

DO YOU AUTHORIZE your Financial Professional to perform any of the designated activities below? [_] Yes [_] No

Please indicate what designated activities you authorize your Financial Professional to have:

[_] PERFORM CONTRACT MAINTENANCE   [_] PROVIDE INVESTMENT/ALLOCATION INSTRUCTIONS

SECTION 7 . ADDITIONAL INFORMATION

IF NEEDED FOR:   . Special Instructions   . Beneficiaries                   . Contingent Annuitant (for custodial business only)
                 . Annuity Replacement    . Entity Authorized Individuals

|__________________________________________________________________________________________________________________________________|

|__________________________________________________________________________________________________________________________________|


PRVA-APP(5/11)                                                                                                ORD 203732 PAGE 5 OF 8
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SECTION 8 . NOTICES & DISCLAIMERS

ALASKA: All statements and descriptions in an application for an   KENTUCKY: Any person who knowingly and with intent to defraud
insurance policy or annuity contract, or in negotiations for the   any insurance company or other person files an application for
policy or contract, by or in behalf of the insured or annuitant,   insurance containing any materially false information or
shall be considered to be representations and not warranties.      conceals, for the purpose of misleading, information concerning
Misrepresentations, omissions, concealment of facts, and           any fact material thereto commits a fraudulent insurance act,
incorrect statements may not prevent a recovery under the policy   which is a crime.
or contract unless either (1) fraudulent; (2) material either to
the acceptance of the risk, or to the hazard assumed by the        MAINE: IT IS A CRIME TO KNOWINGLY PROVIDE FALSE, INCOMPLETE OR
insurer; or (3) the insurer in good faith would either not have    MISLEADING INFORMATION TO AN INSURANCE COMPANY FOR THE PURPOSE
issued the policy or contract, or would not have issued a policy   OF DEFRAUDING THE COMPANY. PENALTIES MAY INCLUDE IMPRISONMENT,
or contract in as large an amount, or at the same premium or       FINES OR A DENIAL OF INSURANCE BENEFITS.
rate, or would not have provided coverage with respect to the
hazard resulting in the loss, if the true facts had been made      NEW JERSEY: Any person who includes any false or misleading
known to the insurer as required either by the application for     information on an application for an insurance policy is subject
the policy or contract or otherwise.                               to criminal and civil penalties.

ARIZONA: Upon written request an insurer is required to provide,   NORTH CAROLINA: NORTH CAROLINA RESIDENTS MUST RESPOND TO THIS
within a reasonable time, factual information regarding the        QUESTION:
benefits and provisions of the annuity contract to the contract
owner.                                                             1. Did you receive a prospectus for this annuity?
                                                                   [_] YES [_] NO

If for any reason you are not satisfied with this contract, you    2. Do you believe the annuity meets your financial objectives
may return it to us within 10 days (or 30 days for applicants 65   and anticipated future financial needs?
or older) of the date you receive it. All you have to do is take   [_] YES [_] NO
it or mail it to one of our offices or to the representative who
sold it to you, and it will be canceled from the beginning. If     OHIO: Any person who, with intent to defraud or knowing that he
this is not a variable contract, any monies paid will be           is facilitating a fraud against an insurer, submits an
returned promptly. If this is a variable contract, any monies      application or files a claim containing a false or deceptive
paid will be returned promptly after being adjusted according to   statement is guilty of insurance fraud.
state law.
                                                                   OKLAHOMA: WARNING - Any person who knowingly, and with intent to
CALIFORNIA: If any Owner(s) (or Annuitant for entity-owned         injure, defraud or deceive any insurer, makes any claim for the
contracts) is age 60 or older, you are required to complete the    proceeds of an insurance policy containing any false, incomplete
"Important Information for Annuities Issued or Delivered in        or misleading information is guilty of a felony.
California" form.
                                                                   OREGON and VERMONT: Any person who knowingly presents a
COLORADO: It is unlawful to knowingly provide false, incomplete,   materially false statement in an application for insurance may
or misleading facts or information to an insurance company for     be guilty of a criminal offense and subject to penalties under
the purpose of defrauding or attempting to defraud the company.    state law.
Penalties may include imprisonment, fines, denial of insurance,
and civil damages.                                                 PENNSYLVANIA: Any person who knowingly and with intent to
                                                                   defraud any insurance company or other person files an
Any insurance company or agent of an insurance company who         application for insurance or statement of claim containing any
knowingly provides false, incomplete, or misleading facts or       materially false information or conceals for the purpose of
information to a policy holder or claimant for the purpose of      misleading, information concerning any fact material thereto
defrauding or attempting to defraud the policy holder or           commits a fraudulent insurance act, which is a crime and
claimant with regard to a settlement or award payable from         subjects such person to criminal and civil penalties.
insurance proceeds shall be reported to the Colorado Division of
Insurance within the Department of Regulatory Agencies.            TENNESSEE, VIRGINIA, and WASHINGTON: It is a crime to knowingly provide false, incomplete or misleading information to an
FLORIDA: ANY PERSON WHO KNOWINGLY AND WITH INTENT TO INJURE,       insurance company for the purpose of defrauding the company.
DEFRAUD OR DECEIVE ANY INSURER, FILES A STATEMENT OF CLAIM OR AN   Penalties include imprisonment, fines, and denial of insurance
APPLICATION CONTAINING ANY FALSE, INCOMPLETE OR MISLEADING         benefits.
INFORMATION IS GUILTY OF A FELONY OF THE THIRD DEGREE.
                                                                   ALL OTHER STATES: Any person who knowingly and willfully
                                                                   presents a false or fraudulent claim for payment of a loss or benefit or who knowingly and willfully presents false
                                                                   information in an application for insurance is guilty of a crime and may be subject to fines and confinement in prison.

PRVA-APP(5/11)                                                                                                ORD 203732 PAGE 6 OF 8
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SECTION 9 . OWNER ACKNOWLEDGEMENTS AND SIGNATURE(S)

[_] By checking this box and signing below, I consent to receiving the prospectus for this variable annuity on the compact disc (the
"CD Prospectus") contained within the sales kit for this annuity. I acknowledge that I (i) have access to a personal computer or similar device (ii) have the ability to read the CD Prospectus using that technology and (iii) am willing to incur whatever costs are associated with using and maintaining that technology. With regard to prospectus supplements and other amended/updated prospectuses created in the future, I understand that such documents may be delivered to me in paper form.

------------------------------------------------------------------------------------------------------------------------------------

     .    I understand that if I have purchased another Non-Qualified Annuity from Pruco Life or an affiliated company this calendar year that they will be considered as one annuity for tax purposes. If I take a distribution from any of these contracts, the taxable amount of the distribution will be reported to me and the IRS based on the earnings in all such contracts purchased during this calendar year; and

     .    This variable annuity is suitable for my investment time horizon, goals and objectives and financial situation and needs;
          and

     .    I understand that annuity payments, benefits or surrender values, when based on the investment experience of the separate contract investment options, are variable and not guaranteed as to a dollar amount;

     .    I represent to the best of my knowledge and belief that the statements made in this application are true and complete.

     .    I acknowledge that I have received a current prospectus for this annuity.

     .    Amounts allocated to an MVA Option may be subject to a Market Value Adjustment if withdrawn or transferred at any time other than during the 30 day period prior to the MVA Option's Maturity Date. See prospectus for details.

NOTE: FOR TRUSTS, CORPORATIONS OR OTHER ENTITY-OWNED APPLICATIONS: THIS APPLICATION MUST BE ACCOMPANIED BY A COMPLETED CERTIFICATE
OF ENTITY OWNERSHIP FORM.

REQUIRED->       State where signed   |_______________________________________________|

                 (IF APPLICATION IS SIGNED IN A STATE OTHER THAN THE OWNER'S STATE OF RESIDENCE, A CONTRACT SITUS FORM MAY BE
                 REQUIRED.)

OWNER'S TAX CERTIFICATION (SUBSTITUTE W-9)

Under penalty of perjury, I certify that the taxpayer identification number (TIN) I have listed on this form is my correct TIN.
I further certify that the citizenship/residency status I have listed on this form is my correct citizenship/residency status.

[_] I have been notified by the Internal Revenue Service that I am subject to backup withholding due to underreporting of interest or dividends.

THE INTERNAL REVENUE SERVICE DOES NOT REQUIRE YOUR CONSENT TO ANY PROVISION OF THIS DOCUMENT OTHER THAN THE CERTIFICATIONS REQUIRED
TO AVOID BACKUP WITHHOLDING.


SIGN HERE->      |_______________________________________________________________|   |___________________/______/__________________|
                   Owner's signature                                                              Month     Day      Year

TITLE (IF ANY)-> |_______________________________________________________________|
                   If signing on behalf of an entity, you must indicate your official title / position with the entity; if signing as a Trustee for a Trust, please provide the Trustee designation.


SIGN HERE->      |_______________________________________________________________|   |___________________/______/__________________|
                   Co-Owner's signature                                                           Month     Day      Year


SIGN HERE->      |_______________________________________________________________|   |___________________/______/__________________|
                   Annuitant signature (if different from Owner)                                  Month     Day      Year


PRVA-APP(5/11)                                                                                                ORD 203732 PAGE 7 OF 8
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SECTION 10 . FINANCIAL PROFESSIONAL ACKNOWLEDGEMENTS AND SIGNATURE(S)

A. FINANCIAL PROFESSIONAL

  Name (First, Middle, Last)
                                                                                                                                 %
|__________________________________________________________________________________________________________| |_____________________|

  ID Number                                  Telephone Number                            E-mail
|__________________________________________|___________________________________________|__________________________________________|

  Name (First, Middle, Last)
                                                                                                                                 %
|__________________________________________________________________________________________________________| |_____________________|

  ID Number                                  Telephone Number                             E-mail

|__________________________________________|___________________________________________|__________________________________________|

B. BROKER/DEALER

Name

|_________________________________________________________________________________________________________________________________|

C. REQUIRED QUESTIONS

Do you have any reason to believe that this applicant has any existing annuity or life insurance coverage?

[_] Yes [_] No

Do you have any reason to believe that the annuity applied for is to replace existing annuity or life insurance contracts?
If yes, submit a State Replacement Form, if required.

[_] Yes [_] No

FINANCIAL PROFESSIONAL STATEMENT

I am authorized and/or appointed to sell this variable annuity. I have fully discussed and explained the variable annuity features and charges including restrictions to the Owner. I believe this variable annuity is suitable given the Owner's investment time horizon, goals and objectives, and financial situation and needs. I represent that: (a) I have delivered current applicable prospectuses and any supplements for the variable annuity (which includes summary descriptions of the underlying investment options); and (b) have used only current Pruco Life approved sales material.

I CERTIFY THAT I HAVE TRULY AND ACCURATELY RECORDED ON THIS APPLICATION THE INFORMATION PROVIDED BY THE APPLICANT. I ACKNOWLEDGE
THAT PRUCO LIFE WILL RELY ON THIS STATEMENT.


SIGN HERE->      |_______________________________________________________________|   |___________________/______/__________________|
                   Financial Professional signature                                               Month     Day      Year


SIGN HERE->      |_______________________________________________________________|   |___________________/______/__________________|
                   Financial Professional signature                                               Month     Day      Year


PRVA-APP(5/11)                                                                                                ORD 203732 PAGE 8 OF 8
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DEFINITIONS AND DISCLOSURES

You are advised to consult the prospectus or annuity for            E-DOCUMENTS
explanations of any of the terms used, or contact Pruco Life
with any questions.                                                 If the e-Documents service is elected, the Owner(s) will not receive paper documents, unless paper documents are
ANNUITY COMMENCEMENT DATE                                           specifically requested. You must include the e-mail address of the Owner(s) who will be notified by e-mail when documents are
The Annuity Date will be the first day of the month following       available for viewing on the Prudential Web site. You may
the 95th birthday of the oldest of any Owner, Co-Owner or           update your subscription information, change your e-mail
Primary Annuitant. If you would like to elect an earlier            address, and revoke consent or obtain a paper copy of any
Annuity Date, you may do so once the contract is issued by          document by contacting ANNUITIES SERVICE CENTER at
completing an Annuity Change Form.                                  1-800-513-0805 or by e-mail at SERVICE@PRUDENTIAL.COM. The availability of certain e-Documents may be subject to change.
AUTHORIZATION                                                       Pruco Life will notify you regarding changes to the types of documents offered electronically for viewing.
In Section 6, you may grant or deny your Financial Professional
access to your Annuity Contract Information and give that           Consent will be withdrawn upon due proof of your death, if all
person the ability to perform the activities you have selected.     of your contracts are fully surrendered or when you notify us that you are revoking your consent to e-Documents service.
Neither Pruco Life nor any person authorized by Pruco Life will
be responsible for, and you agree to indemnify and hold Pruco       INVESTMENT SELECTION
Life harmless from and against, any claim, loss, taxes,
penalties or any other liability or damages in connection with,     Pyramis is a registered service mark of FMR LLC. Used under
or arising out of, any act or omission if we acted on an            license.
authorized individual's instructions in good faith and in
reliance on this Authorization.                                     IRS CODE 501

THE DESIGNATED ACTIVITIES ARE DEFINED AS FOLLOWS:                   Section of the Internal Revenue Code that generally exempts certain corporations and trusts from Federal income tax. This
1. PERFORM CONTRACT MAINTENANCE                                     exemption covers charitable organizations.

"Contract Maintenance" is currently limited to the following:       WITHHOLDING STATEMENT
changes to the Address-of-Record for the Owner(s), increasing
or decreasing systematic investment amounts under a Systematic      Federal and some state laws require that Pruco Life withhold
Investment program or termination of a Systematic Investment        income tax from certain cash distributions, unless the
program and increasing or decreasing systematic withdrawal          recipient requests that we not withhold. You may not opt out of
amounts under a Systematic Withdrawal program or termination of     withholding unless you have provided Pruco Life with a U.S.
a Systematic Withdrawal program. Additional maintenance             residence address and a Social Security Number/Taxpayer
activities may be available in the future.                          Identification Number.

2. PROVIDE INVESTMENT/ALLOCATION INSTRUCTIONS                       If you request a distribution that is subject to withholding and do not inform us in writing NOT to withhold Federal Income
"Investment/Allocation Instructions" includes all activities        Tax before the date payment must be made, the legal
which affect the investment of your Contract Value in the           requirements are for us to withhold tax from such payment.
Sub-Accounts available (consult your current prospectus). These
activities include transfers between Sub-Accounts; initiating,      If you elect not to have tax withheld from a distribution or if
terminating or making changes to allocation instructions, where     the amount of Federal Income Tax withheld is insufficient, you
applicable, for Optional Programs such as Systematic                may be responsible for payment of estimated tax. You may incur
Withdrawals, Automatic Rebalancing, Dollar Cost Averaging and       penalties under the estimated tax rules if your withholding
Fixed Option renewal.                                               estimated tax payments are not sufficient. For this purpose you may wish to consult with your tax advisor.
This authorization may be revoked by calling 1-800-513-0805.
Proper identification of the caller will be required to revoke      Some states have enacted State tax withholding. Generally,
this authorization. Note: This Section cannot be used for Third     however, an election out of Federal withholding is an election
Party Investment Advisor authorizations.                            out of State withholding.

BENEFICIARIES                                                       SITUS RULES

..    The Owner reserves the right to change the Beneficiary         Contracts solicited, signed and issued outside of the client's
     unless the Owner notifies Pruco Life in writing that the       resident state require that a fully completed Situs Form be
     Beneficiary designation is irrevocable.                        submitted with the application. In the event that the financial professional is licensed in both the client's resident state
..    If an Attorney-in-Fact signs the enrollment, the               and the state of solicitation, and where the Situs Form
     Attorney-in-Fact may only be designated as a Beneficiary       criteria is not applicable, the annuity may be issued in the
     if the Power-of-Attorney instrument and the relevant state     client's resident state. The Additional Information Section of
     law permit it.                                                 the application should be noted to reflect that the contract should be issued in the client's resident state and not the
DEATH BENEFIT                                                       state of signing.

Death benefit proceeds are payable in equal shares to the           Please note that all state specific requirements apply to the
surviving Beneficiaries in the appropriate Beneficiary class        state in which the contract is being issued.
unless you request otherwise.
                                                                    Prudential, Prudential Financial, Prudential Annuities, the
The death benefit under Pruco Life becomes payable to the           Rock logo and the Rock Prudential logo are registered service
designated Beneficiary upon first death of any Owner. For           marks of The Prudential Insurance Company of America and its
Entity-Owned Annuities, the death benefit is paid upon the          affiliates.
death of the Annuitant unless a Contingent Annuitant has been named.

TRANSACTION CONFIRMATIONS

We may confirm regularly scheduled transactions, including, but not limited to, the Annual Maintenance Fee, Premium Based Charge, Electronic Fund Transfer, Systematic Withdrawal/Minimum Distribution/72(t)/72(q) programs, Static Rebalancing, and Dollar Cost Averaging in quarterly statements instead of confirming those transactions immediately.
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